SUPPLEMENT DATED MARCH 23, 2026

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2025

FOR FOCUSED GROWTH PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2025, for Focused Growth Portfolio (the “Prospectus”), as supplemented, and must be preceded or accompanied by the Prospectus. The changes within this supplement are expected to occur in mid- to late-June 2026. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

At a meeting held on March 18, 2026, the Board of Trustees of Pacific Select Fund, including a majority of the Independent Trustees, approved Janus Henderson Investors US LLC (“Janus”) to continue to serve as sub-adviser to the Focused Growth Portfolio, effective upon the closing of Jupiter Company Limited (through a merger subsidiary) acquiring Janus Henderson Group plc, the parent of Janus (the “Acquisition”). The Acquisition is expected to close in mid- to late-June 2026. Upon the close of the Acquisition, the Focused Growth Portfolio will continue to be sub-advised by Janus, which will remain an indirect subsidiary of Janus Henderson Group plc, which in turn will become a wholly-owned subsidiary of Jupiter Company Limited (a holding company owned by funds associated with Trian Fund Management, LP and General Catalyst Group Management, LLC and others). The same portfolio managers from Janus will continue to have responsibility for the day-to-day management of the Focused Growth Portfolio. As a result, all changes described in this supplement are effective as of the closing of the Acquisition that is expected to occur in mid- to late-June 2026.

Form No. 15-54133-00